UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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StoneCastle Financial Corp.

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STONECASTLE FINANCIAL CORP.

152 West 57th Street, 35th floor

New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2018 at

NASDAQ MarketSite,

4 Times Square,

New York, NY 10036

To the Stockholders:

Notice is hereby given that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of StoneCastle Financial Corp., (the “Company”), a Delaware corporation, will be held at NASDAQ MarketSite, 4 Times Square, New York, NY 10036, at 2:30 p.m. E.T., on Tuesday, June 12, 2018, for the following purposes:

1.	To elect two Class II Directors of the Company, to serve for a term ending at the 2021 Annual Meeting of Stockholders of StoneCastle Financial Corp. and when his successor is duly elected and qualifies (Proposal 1).

2.	To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named “StoneCastle Financial Company” (Proposal 2).

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote is important!

The Board of Directors of the Company has fixed the close of business on April 16, 2018 as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All stockholders of record of the Company on the record date are cordially invited to attend the Annual Meeting. Even if you expect to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Annual Meeting, via telephone or the Internet, please take advantage of these prompt and efficient voting options.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

By Order of the Board of Directors,

/s/ Rachel Schatten
RACHEL SCHATTEN
Secretary of the Company

April 30, 2018

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Company in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration.

2.	Joint Accounts: Both owners of a joint account should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

STONECASTLE FINANCIAL CORP.

152 West 57th Street, 35th Floor

New York, NY 10019

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2018 at

NASDAQ MarketSite,

4 Times Square,

New York, NY 10036

PROXY STATEMENT

This document is a proxy statement (the “Proxy Statement”) for StoneCastle Financial Corp., a Delaware corporation (the “Company”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2018 Annual Meeting of Stockholders of the Company to be held on Tuesday, June 12, 2018, at 2:30 p.m. E.T., at the NASDAQ MarketSite, 4 Times Square, New York, NY 10036, and at any adjournments or postponements thereof (the “Annual Meeting”).

A Notice of the 2018 Annual Meeting and a proxy card for the Company accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about April 30, 2018, primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Company, StoneCastle Asset Management LLC, the investment advisor to the Company (the “Advisor”), and Computershare Trust Company, N.A., the transfer agent to the Company. There is no stockholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting. The costs and expenses incurred in connection with the preparation, printing, and mailing of this Proxy Statement and its enclosures will be paid by the Company. The Company also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares of common stock. This Proxy Statement and form of proxy are first being sent to stockholders on or about April 30, 2018.

THE ANNUAL REPORT OF THE COMPANY, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017, HAS PREVIOUSLY BEEN MAILED TO THE COMPANY’S STOCKHOLDERS, AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE BY CALLING STOCKHOLDER SERVICES AT 1-347-887-0399. THE COMPANY’S ANNUAL REPORT IS ALSO AVAILABLE ON THE COMPANY’S WEBSITE AT www.stonecastle-financial.com AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC’s”) WEBSITE (www.sec.gov). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 12, 2018.

The Notice of Annual Meeting, Proxy Statement and a proxy card for the Company are available to you at www.proxyvote.com. You are encouraged to review all of the information contained in the proxy materials before voting.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Stockholders who wish to attend the Annual Meeting should pre-register to obtain an admission ticket to facilitate entry through security at the Annual Meeting. An admission ticket and government-issued photographic identification are required to enter the meeting. If you plan to attend, please see page 21 for additional information on pre-registration and admission to the Annual Meeting.

The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card are set forth on the inside cover of this Proxy Statement.

If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the election of the nominees for Director named in this Proxy Statement and “FOR” the approval of the agreement and plan of reorganization. Any stockholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares in person, by submitting a letter of revocation or by a later-dated proxy delivered to the Secretary of StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019 before the Annual

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Meeting or at the Annual Meeting. Broker-dealers and other nominees holding Shares of the Company in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each Proposal before the Annual Meeting. A signed voting instruction card or other authorization by a beneficial owner of the Company’s Shares that does not specify how the beneficial owner’s Shares should be voted will be deemed an instruction to vote such Shares “FOR” the election of the nominees for Director named in this Proxy Statement. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

Under the By-laws of the Company, the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock of the Company entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at the Annual Meeting. In the event that a Quorum is not present at the Annual Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Annual Meeting may adjourn the Annual Meeting without notice other than announcement at the Annual Meeting.

The Company has outstanding one class of capital stock, consisting of common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Company’s Certificate of Incorporation, the Board is authorized to provide for the issuance from time to time of up to 40,000,000 shares of Common Stock, par value $0.001 per share (“Common Share” or “Share”), and 10,000,000 shares of preferred stock, par value $0.001 per share, consisting of one or more series (the “Preferred Stock”). The Company currently has no shares of Preferred Stock outstanding. Each Common Share is entitled to one vote at the Annual Meeting with respect to each matter to be voted on, with pro rata voting rights for any fractional Shares. Each Common Share entitles the holder to cast one vote for as many individuals as there are Directors to be elected and for whose election the Common Share is entitled to be voted. No Common Shares have cumulative voting rights. Directors are elected by the affirmative vote of a plurality of the votes cast by all Common Shares present in person or represented by proxy. A “plurality” means that nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. Since the nominees are running unopposed, each nominee only needs one vote to be elected if there is a Quorum present at the Annual Meeting. On the record date, April 16, 2018 (the “Record Date”), the following number of Common Shares of the Company was issued and outstanding:

Common Shares Outstanding

6,546,638

Security Ownership of Certain Beneficial Owners

To the knowledge of the Company and the Board, no stockholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), was the beneficial owner of more than 5% of a class of the Company’s outstanding Common Shares as of the Record Date, except that, based on Schedule 13G filings through the date of this proxy statement, the following information with respect to beneficial ownership of more than 5% of the outstanding voting shares has been reported:

Title of Class	Name and Address	Percentage Ownership of Fund	Total Number of Shares
Shares of Beneficial Interest	Punch & Associates Investment Management, Inc. 7701 France Avenue South, Suite 300 Edina, MN 55435	8.06%	527,930

The following table sets forth the dollar range of equity securities in the Company beneficially owned by each Director and executive officer as of the Record Date. As of that date, the Company’s Directors and executive officers, as a group, owned approximately 1.2% of the Company’s outstanding Common Stock. No shares of Preferred Stock were outstanding as of the Record Date.

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Name of Directors and Executive Officers	Dollar Range of Equity Securities Held in the Company(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in the Company
Independent Directors
Alan Ginsberg	None	None
Emil Henry	Over $100,000	Over $100,000
Clara Miller	$10,000 – $50,000	$10,000 – $50,000
Interested Directors
Joshua Siegel(2)	Over $100,000	Over $100,000
George Shilowitz(2)	Over $100,000	Over $100,000
Executive Officers
Joshua Siegel(2)	Over $100,000	Over $100,000
George Shilowitz(2)	Over $100,000	Over $100,000
Patrick J. Farrell	$10,000 – $50,000	$10,000 – $50,000
Rachel Schatten	None	None

(1)	This information has been furnished by each Director and executive officer.
(2)	Includes shares of the Company held by StoneCastle Partners, LLC, of which Messrs. Shilowitz and Siegel are partners.

None of the Independent Directors or their family had any interest in the Advisor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor as of December 31, 2017.

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

Question: What proposals will be acted upon at the Meeting?

A. At the Meeting, you will be asked: (1) to approve the election of directors (Proposal 1) and, (2) to approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named “StoneCastle Financial Company” (the “DE Trust”) (“Proposal 2”).

Question: What are stockholders being asked to approve in Proposal 2?

A. You are being asked to approve a proposal to reorganize the Company into a newly formed Delaware statutory trust, which will have identical investment objectives, policies, and restrictions as the Company (the “Reorganization”). Moreover, the Company’s Board and the Board of Trustees of the DE Trust (“Trustees”), the investment manager, independent registered public accounting firm, and other service providers will be identical and continue to serve in the same roles for the DE Trust and, in the case of service providers, under agreements that are substantially identical to their agreements with the Company. Proposal 2 is substantially identical to the proposal submitted to stockholders at the 2017 Annual Meeting. While over 95% of the Company’s shares present at the meeting voted to approve the Reorganization in 2017, the necessary quorum to act on the matter at the Meeting was not achieved.

Question: Why is the Board proposing the Reorganization?

A. The Reorganization is being proposed because the Board believes that the Delaware statutory trust form of organization offers a number of advantages over the Delaware corporate form of organization that will permit the Company to operate in a more flexible and cost-effective manner.

Question: What happens if the Reorganization is not approved?

A. If stockholders of the Company do not approve the Reorganization, the Company will continue to operate as a Delaware corporation.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board currently consists of five Directors, three of whom are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Directors expiring at the third annual meeting of stockholders after the election of such class of Directors. Each Director will hold office for the term to which he or she is elected and until his successor is duly elected and qualified.

The classes of Directors are indicated below:

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Nominees Serving Until 2021 Annual Meeting of Stockholders (Class II)

Emil Henry

Joshua Siegel

Directors Serving Until 2020 Annual Meeting of Stockholders (Class I)

Clara Miller

George Shilowitz

Director to Serve Until 2019 Annual Meeting of Stockholders (Class III)

Alan Ginsberg

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Messrs. Henry and Siegel, each a Class II Director of the Company, have been nominated for a three-year term to expire at the Company’s 2021 annual meeting of stockholders and when his successor is duly elected and qualified. Each of Messrs. Henry and Siegel has consented to continue to serve as a Director if elected at the Annual Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Proxy Statement. The Board knows of no reason why either of the nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Directors and Nominees, including their ages, positions with the Company, principal occupations and other board memberships for the past five years are shown below.

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				Number of Portfolios in Company
				Complex(2)
				Overseen or	Other
				to be	Directorships
	Current		Principal	Overseen by	Held by
	Position(s)	Length of Time	Occupation(s)	Director in	Director
Name, Address(1) and Age	Held with Company	Served; Term of Office	During Past Five Years	Company Complex	During Past Five Years

Independent Directors: (3)

Clara Miller 68	Director; Member of Audit Committee	Since 2013; Class I Director, current term ends at the 2020 annual meeting.	Non-Profit Finance Fund 1984 to 2010; The F.B. Heron Foundation 2011 to 2017	1	GuideStar, The Robert Sterling Clark Foundation, And Family Independence Initiative

Emil Henry(4) 57	Director; Member of Audit Committee, and Lead Independent Director	Since 2013; Class II Director, current term ends at the 2018 annual meeting.	CEO and Founder of Tiger Infrastructure Partners	1	Chairman, Board of Directors of Tiger Cool Express, LLC, Hudson Fiber Network, and Easterly Government Properties, American National

Alan Ginsberg 56	Director; Chair of Audit Committee	Since 2013; Class III Director, current term ends at the 2019 annual meeting.	Senior Advisor, StoneCastle Partners from 2010 - 2013; Managing Director Barclays Bank 2017 – Present	1	External Advisory Board of Peabody Museum at Yale University

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Number of Portfolios in Company
Complex(2)
				Overseen or	Other
				to be	Directorships
	Current		Principal	Overseen by	Held by
	Position(s)	Length of Time	Occupation(s)	Director in	Director
Name, Address(1) and Age	Held with Company	Served; Term of Office	During Past Five Years	Company Complex	During Past Five Years

Interested Directors: (5)

Joshua Siegel(4) 47	Director; Chairman of the Board and Chief Executive Officer	Since 2013; Class II Director, current term ends at the 2018 annual meeting.	Managing Partner and CEO of StoneCastle Partners, LLC	1	StoneCastle Partners, LLC; StoneCastle Cash Management, LLC

George Shilowitz 53	Director and President	Since 2013; Class I Director, current term ends at the 2020 annual meeting.	Managing Partner, Co-CEO and Senior Portfolio Manager of StoneCastle Partners, LLC	1	StoneCastle Partners, LLC

(1)	The business address of each Director is care of StoneCastle Financial Corp., 152 West 57th Street, 35th Floor, New York, NY 10019.

(2)	StoneCastle Financial Corp. is the only portfolio in its fund complex.
(3)	“Independent Directors” are Directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Company.
(4)	Nominee for election. If elected, his term will expire at the 2021 annual meeting of stockholders and when his successor is duly elected and qualified.
(5)	“Interested Directors” are “interested persons” (as such term is defined in the 1940 Act) of the Company. Messrs. Shilowitz and Siegel are considered “interested persons” because of their affiliation with the Advisor.

Additional information about each Director follows that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared him or her to be an effective Director. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Advisor, other Company management, service providers, counsel and independent auditors, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating certain legal matters, the Independent Directors are counseled by their own independent legal counsel and also may benefit from information provided by the Company’s counsel; both counsel to the Independent Directors and the Company have significant experience advising investment companies and Company Board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

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Independent Directors

•	Clara Miller. Clara Miller is President Emerita of the Heron Foundation, which helps people and communities help themselves out of poverty. She was President of Heron from 2011 through 2017. Prior to assuming Heron's presidency, Miller was President and CEO of Nonprofit Finance Fund which she founded and ran from 1984 through 2010. Miller serves on the boards of the Sustainability Accounting Standards Board (SASB), Family Independence Initiative, and StoneCastle Financial Corp. She is a board member of the U.S. Impact Investing Alliance and is a Bridgespan Fellow. In 2017 she was named Social Innovator of the Year by the University of New Hampshire. In 1996, Miller was appointed by President Clinton to the U.S. Treasury's first Community Development Advisory Board for the then-newly-created Community Development Financial Institutions Fund. She later became its Chair. She chaired the Opportunity Finance Network board for six years and was a member of the Community Advisory Committee of the Federal Reserve Bank of New York for eight years. Ms. Miller speaks and writes extensively and has been published in The Financial Times, Medium, The Atlantic Blog, Stanford Social Innovation Review, The Nonprofit Quarterly and The Chronicle of Philanthropy. She has spoken recently at Aspen Ideas Festival, Sciences Po, Oxford Saïd Business School, Bloomberg L.P., SOCAP, and Mission Investors Exchange.

•	Emil Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm's merchant banking arm where he executed management buyouts for Morgan Stanley's flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

•	Alan Ginsberg. Mr. Ginsberg has more than 30 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA’s Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Bank of America Securities Financial Institutions Group. Currently, Mr. Ginsberg is a Managing Director at Barclays and has advised on more than 70 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves on Yale’s Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Interested Directors

•	Joshua Siegel. Chief Executive Officer & Chairman of the Board of Directors. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer. With over two decades of experience in financial services, 18 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Joshua has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the Columbia Business School in New York City. Immediately prior to co-founding StoneCastle Partners, Mr. Siegel was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Mr. Siegel originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and lease division, providing financing and advisory services to government-sponsored enterprises and Fortune 500 corporations. Prior to his tenure at Citigroup, Mr. Siegel worked at Sumitomo Bank where he served as a corporate lending officer, as a banker managing

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equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Mr. Siegel has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to ensure that academic brilliance is recognized and nurtured without regard to a student’s economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

•	George Shilowitz. President and Director. Mr. Shilowitz is Co-CEO and a Managing Partner of StoneCastle Partners and serves as the Senior Portfolio Manager of StoneCastle Partners. Mr. Shilowitz has two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle Partners since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle Partners, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its highly successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners. At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers’ asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Additionally, reliance on certain exemptive rules under the 1940 Act requires that a majority of the Directors be Independent Directors in order to rely on such rules. Currently, three of the five Directors are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board is an interested person of the Company, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Company. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a majority of the Board. Emil Henry is the lead Independent Director of the Company.

Board’s Oversight Role

The Board’s primary role is oversight of the management of the Company. As is the case with virtually all investment companies, service providers to the Company, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. The Board’s Audit Committee (which consists of all of the Independent Directors) meets regularly, and between meetings the Audit Committee Chair has access to the Company’s independent registered public accounting firm and to the Company’s Chief Financial Officer. The Advisor and other service providers have adopted a variety of policies, procedures and controls designed to address the Company’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Company. The Board receives reports from Company counsel and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of Company investments or of Company activities or the activities of any of the Company’s service providers.

Compensation of Directors and Executive Officers

During the fiscal year ended December 31, 2017, the Board held four meetings. Each Director of the Company attended at least 75% of the meetings of the Board and of any Committee of which he or she was a member. The compensation paid by the Company to the Independent Directors for the fiscal year ended December 31, 2017 is set

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forth below. No compensation is paid by the Company to the Interested Directors. No officers of the Company received compensation from the Company.

	Board Meeting and Committee Meeting Fees	Pension or Retirement Benefits Accrued as Part of Company Expenses

Clara Miller	$49,000	None
Emil Henry*	$59,000	None
Alan Ginsberg**	$59,000	None

* Lead Independent Director

** Audit Committee Chair

The Company did not reimburse the Independent Directors for out-of-pocket expenses incurred in attending the Board and Committee meetings for the year ended December 31, 2017.

Executive Officers of the Company

The following table provides information concerning each of the executive officers of the Company, including their ages, positions with the Company and principal occupations for the past five years.

Name, Address(1) and Age	Current Position(s) Held with Company(2)	Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Year

Joshua Siegel 47	Director; Chairman of the Board and Chief Executive Officer	Since 2013; Class II Director, current term ends at the 2018 annual meeting	Managing Partner and CEO of StoneCastle Partners, LLC
George Shilowitz 53	Director and President	Since 2013; Class I Director, current term ends at the 2020 annual meeting	Managing Partner, Co-CEO and Senior Portfolio Manager of StoneCastle Partners, LLC

Patrick J. Farrell 58	Chief Financial Officer	Since April 2014	Chief Financial Officer of StoneCastle Partners from February 2014 to date; Prior to February 2014, Chief Financial Officer of Emerging Managers Group, LP
Rachel Schatten 47	Chief Compliance Officer and Secretary	Since 2013	General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC; Prior to 2013, General Counsel and Chief Compliance Officer of Hardt Group

(1)	The business address of each officer is care of StoneCastle Financial Corp., 152 West 57th Street, 35th Floor, New York, NY 10019.
(2)	Elected by, and serves at the pleasure of, the Board.

Audit Committee

The Board has an Audit Committee comprised of each of the Company’s Independent Directors, each of whom is also “independent” under the rules of NASDAQ. The Audit Committee met four times during the Company’s fiscal year ended December 31, 2017. The functions of the Audit Committee are to (a) assist the Board in its oversight of (i) the integrity

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of the financial statements of the Company; (ii) the independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence; (iii) the performance of the Company’s internal audit function and Independent Auditor; and (iv) the compliance by the Company with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Audit Committee approves the selection and retention of the Independent Auditor, which is then ratified by both the full Board and a majority of the Independent Directors. The Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at www.stonecastle-financial.com. This reference to the website does not incorporate the content of the website into this Proxy Statement.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report for the fiscal year ended December 31, 2017.

The Audit Committee reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the Audit Committee has discussed with the Independent Auditor the Independent Auditor's independence from management and the Company, including the Independent Auditor's letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management, or internal control purposes. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report for the fiscal year ended December 31, 2017.

This report was submitted by the Audit Committee of the Company’s Board

Alan Ginsberg, Chairman of the Audit Committee

Clara Miller

Emil Henry

February 20, 2018

Other Board-Related Matters

The Board identifies nominees by first evaluating the current members of the Board willing to continue in service. The Board otherwise has not established any specific minimum qualifications that must be met for the Board to consider a nominee. In nominating candidates, including candidates recommended by stockholders as provided below, the Board will take into consideration such factors as it deems appropriate, including to the extent required, compliance with the independence and other applicable requirements, of the federal securities laws, the listing standards of NASDAQOMX and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills;” and personal and

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professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Board considers appropriate. The Board may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Board will consider Director candidates recommended by Stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Stockholder Proposals” below.)

Stockholders who wish to send communications to the Board should send them to the Secretary of the Company at 152 West 57th Street, 35th Floor, New York, NY 10019. All such communications will be directed to the Board’s attention.

The Company does not have a formal policy regarding Director attendance at the annual meetings of stockholders. Each Director of the Company attended at least 75% of the meetings of the Board and of any Committee of which he or she was a member.

Required Vote

The election of each of Messrs. Henry and Siegel as a Director requires the affirmative vote of a plurality of the votes cast by the holders of the outstanding Shares of the Common Stock present and entitled to vote. A “plurality” means that nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. Since the nominees are running unopposed, each nominee only needs one vote to be elected if there is a Quorum present at the Annual Meeting.

PROPOSAL 2: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

At a meeting of the Board held on February 20, 2018, and based on the recommendation of Company management, and the factors described below, the Board approved, on behalf of the Company, an Agreement and Plan of Reorganization (“Agreement”), pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust which will have identical investment objectives, policies, and restrictions as the Company (the “Reorganization”). The form of the Agreement is attached to this Proxy Statement as Appendix A. The following “questions and answers” are intended to provide you with an overview of the Agreement and of the Reorganization.

What are stockholders being asked to approve?

Stockholders of the Company are being asked to approve the Agreement. If approved, it is expected that the Reorganization will take place by October 1, 2018, or as soon as practicable thereafter ("Closing Date").

The Agreement contemplates:

•	the transfer of all of the assets of the Company to the DE Trust in exchange solely for shares of beneficial interest (referred to simply as “shares”) of the DE Trust;

•	the assumption by the DE Trust of all of the liabilities of the Company;

•	the distribution to each stockholder of the Company, in exchange for his or her Company shares, of the same number of shares of the DE Trust having an aggregate net asset value equal to the aggregate net asset value of the Company shares held by that stockholder at the close of business on the Closing Date; and the subsequent complete termination of the Company.

For a more detailed discussion of the terms of the Agreement, please see “Summary of the Agreement” below.

If approved, the Reorganization will have the following effects:

1.	The Directors of the Company, including Messrs. Henry and Siegel if they are re-elected under Proposal 1, will serve as Trustees of the DE Trust.

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2.	The DE Trust will enter into a new management agreement with the Fund’s current investment manager, StoneCastle Asset Management, LLC, that is substantially identical to the agreement currently in place with respect to the Company. The investment advisory fee rate for the DE Trust will be the same as that currently in effect for the Company.

3.	The DE Trust, unlike the Delaware Corporation which has a fixed number of shares authorized, will be authorized to issue an unlimited number of shares.

4.	Stockholders will be deemed to have approved, to the extent necessary, any actions required to terminate the Company.

Stockholders of the Company are not being asked to vote separately on these matters. Voting “FOR” the proposal constitutes stockholder approval of the actions described above. More information on these matters is discussed under “Summary Comparison of Governing Documents and State Law” below.

Why is the Board recommending approval of the Agreement?

The Board has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Delaware corporations. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by registered investment companies.

In unanimously approving the Agreement and recommending that stockholders of the Company also approve the Agreement, the Board was provided with and evaluated information it reasonably believed necessary to consider the proposed Reorganization. The Board determined that (1) the interests of the Company’s stockholders would not be diluted as a result of the Reorganization and (2) the Reorganization would be in the best interests of the Company and its stockholders. Key factors considered by the Board include:

•	In recent years, many registered investment companies have reorganized as Delaware statutory trusts. The Board believes that the Delaware statutory trust form of organization provides more flexibility to the Company in terms of its administration, which potentially could lead to greater operating efficiencies and lower expenses for stockholders, greater certainty regarding limiting their liability for the obligations of the DE Trust or its Trustees, and greater flexibility in structuring stockholder voting rights and stockholder meetings.

•	The DE Trust may be able to realize greater operating efficiencies because the Reorganization would permit the DE Trust to operate under uniform, modern and flexible governing documents that would streamline the governance process and could reduce costs associated with governance and compliance monitoring.

•	The Company will pay less taxes as a Delaware statutory trust. The Company is subject to Delaware corporate franchise taxes of $ 90,000 per year and since the Company’s commencement in 2013, the Company has paid approximately $360,000 in Delaware corporate franchise taxes. Under current law, Delaware statutory trusts do not owe an annual fee for franchise tax or other purposes. Therefore, the Company will expect to save approximately $90,000 annually by reorganizing as a Delaware statutory trust. These anticipated savings are based on the authorized capital of the Company during its last fiscal year. Of course, the one-time costs of reorganizing the corporation as a Delaware statutory trust will offset the Company's tax savings initially.

•	The investment objective, investment strategies and policies and investment restrictions of the DE Trust will be identical to those of the Company in effect immediately prior to the Reorganization.

•	There is no anticipated material adverse effect on the Company’s annual operating expenses and stockholder fees and services as a result of the Reorganization.

•	As a condition precedent to the Reorganization, the Company’s counsel, Pepper Hamilton LLP, will provide an opinion that there will be no direct federal income tax consequences of the Reorganization to Company stockholders.

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What effect will the Reorganization have on the Company and its stockholders?

The Reorganization will not result in any material change in the investment objectives or principal investment strategies of the Company. The investment manager and its investment committee and other service providers will remain the same. The services provided by those service providers will be the same as those currently being provided to the Company.

Immediately after the Reorganization, stockholders of the Company will own shares of the DE Trust that are equal in number and in value to the shares of the Company they held immediately prior to the Closing Date. For example, if you currently own 100 shares of Common Stock of the Company, then immediately after the Closing Date you would own 100 Common Shares of beneficial interest of the DE Trust having the same net asset value as your 100 Company shares. For all practical purposes, your financial investment in the Company would not change after the Closing Date.

As a result of the Reorganization, stockholders of the Company, which is a Delaware corporation, will become shareholders of the DE Trust, which is a Delaware statutory trust. For a comparison of certain rights of stockholders/shareholders of these entities, please see “Summary Comparison of Governing Documents and State Law”, which is qualified by reference to the DE Trust’s Agreement and Declaration of Trust, a form of which is attached to this Proxy Statement as Appendix B.

Will there be any sales load, commission, or other transactional fee in connection with the Reorganization?

No. The full value of your shares of the Company will be exchanged for shares of the DE Trust without any sales load, commission, or other transactional fee being imposed.

What will be the federal income tax consequences of the Reorganization?

As a condition to consummation of the Reorganization, the Company will receive an opinion from Pepper Hamilton LLP substantially to the effect that neither the Company nor its stockholders will recognize any gain or loss as a direct result of the Reorganization. As a general matter, the holding period for, and the aggregate tax basis in, the DE Trust’s shares a stockholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Company shares the stockholder holds immediately prior to the Reorganization (provided the stockholder holds the shares as capital assets on the Closing Date). Also, the DE Trust’s holding period for, and tax basis in, each asset the Company transfers to it will include the Company’s holding period for, and be the same as the DE Trust’s tax basis in, that asset immediately prior to the Reorganization.

Who is bearing the expenses related to the Reorganization?

The Company will bear the expenses associated with the Reorganization.

SUMMARY OF THE AGREEMENT

The terms and conditions under which the Reorganization would be completed are contained in the Agreement. The following summary of material terms of the Agreement is qualified by reference to the Agreement itself, the form of which is attached to this Proxy Statement as Appendix A.

The Agreement provides that the DE Trust will acquire all of the assets of the Company in exchange solely for shares of the DE Trust and the DE Trust’s assumption of all of the Company’s liabilities. The Agreement further provides that promptly after the Closing Date, the Company will dissolve its corporate status.

Under the terms of the Agreement: i) the net asset value per share of beneficial interest of the DE Trust will be the same as the immediately preceding net asset value per share of the common stock of the Company; and, ii) each certificate representing shares of the Company will represent the same number of shares of the DE Trust.

The delivery of shares will be accomplished by way of accounts established for each stockholder by the DE Trust. The DE Trust will not issue certificates representing the DE Trust shares issued in the Reorganization and a stockholder need not deliver their Company share certificates. However, stockholders have the right to deliver their share certificates of the Company in exchange for share certificates of the DE Trust, if the stockholder so desires.

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The completion of the Reorganization also is subject to various conditions, including completion of all necessary filings with the Securities and Exchange Commission (“SEC”) as necessary to consummate the Reorganization; delivery of a legal opinion regarding the federal tax consequences of the Reorganization; and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place on the Closing Date or later as the parties may mutually agree. The Agreement provides that the Board, in its judgment, may waive compliance with any of the conditions set forth therein for its benefit, if such waiver will not have a material adverse effect on the Company’s stockholders.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and thus would not directly give rise to the recognition of income, gain or loss for federal income tax purposes to the Company, the DE Trust or the stockholders of the Company or the DE Trust.

The Agreement may be terminated, and the Reorganization may be abandoned, at any time prior to its consummation, before or after approval by the Company stockholders, by the Board if, in the judgment of the Board, the facts and circumstances make proceeding with the Agreement inadvisable.

SUMMARY COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

The following is a discussion of certain principal differences between the governing documents of the Company (also referred to for purposes of adding clarity to this discussion as the “DE Corporation”) and the Delaware statutory trust into which it is proposed that it will be reorganized, and the state law governing the DE Corporation and the DE Trust. The following is not a complete description of the governing documents or state laws. Further information about the Company’s current organizational structure is contained in the Company’s prospectus and governing documents and in Delaware law.

Organization and Capital Structure

The Company is organized as a Delaware Corporation under the Delaware General Corporation Law (“DGCL”). The DE Corporation’s operations are governed by its Certificate of Incorporation (the “Certificate”) and its By-laws (the “Corp. By-laws”). The business and affairs of the DE Corporation are managed under the supervision of a board of directors. The Certificate authorizes a fixed number of shares, which may be increased or decreased by an amendment to its Certificate, approved by a majority of its Board and a majority of votes cast by stockholders. The shares of common stock of the Company have a par value of $0.001 per share. The Certificate provides for the Board (without any further vote or action by stockholders) to provide for the issuance of shares of one or more classes or series of preferred stock. As of the date of this Proxy Statement, no preferred stock is outstanding.

The DE Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). As a DST, the DE Trust’s operations are governed by its Declaration of Trust (the “Declaration”) and its By-laws (the “Trust By-laws”), and its business and affairs are managed under the supervision of a board of trustees. The DE Trust’s shares of beneficial interest are issued without par value and the Declaration authorizes the issuance of an unlimited number of shares.

Governing Law

The DGCL is a corporate statute with stringent requirements imposed upon corporations organized in Delaware. Under the DGCL, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes. The DGCL also have certain record date, notice, quorum and adjournment provisions. Additionally, the DGCL requires that a Delaware corporation hold an annual meeting of shareholders.

The Delaware Act allows for a trust to be governed by its governing documents, but also provides specified default provisions. Moreover, to the extent provisions in the DE Trust’s Declaration and Trust By-laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the Declaration and Trust By-laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

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Meetings of Shareholders and Voting Rights

The DE Corporation is required to hold an annual meeting of stockholders each year, at which time they shall elect, by plurality vote, a Class of the Board of Directors and transact such other business as may properly be brought before the meeting. Special meetings of stockholders may only be called by the DE Corporation’s Board of Directors, Chairman or its Chief Executive Officer. The Corp. By-laws provide that the holders of a majority of the stock shall constitute a quorum at all meetings of the stockholders. Subject to any requirements of law or the Certificate, in matters other than the election of Directors, stockholders may approve a proposal by a majority of votes cast. Directors are elected by a plurality of votes cast.

The Certificate provides that each holder of Common Stock shall have one vote for each share of stock having voting power, and shall have the power to vote on the election of directors and such other matters submitted to a vote of stockholders of the DE Corporation. The Certificate also requires that notice of each meeting of stockholders shall be given not less than 10 days nor more than 60 days before the date of the meeting.

The Declaration requires the DE Trust to hold annual shareholder meetings. A special meeting of shareholders may be called at any time by a majority of the DE Trust’s Board, the Chairman of the Board or the Chief Executive Officer.

The Declaration requires notice to meetings of shareholders to each shareholder of record entitled to vote thereat at least 10 days and not more than 120 days before the commencement of the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting.

The Declaration provides that holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. The Declaration provides that each full share of the DE Trust is entitled to one vote and each fractional share is entitled to a fractional vote. The Declaration provides shareholders shall have no power to vote on any matter except matters on which a vote of shareholders is required by applicable law (such as the 1940 Act), the Declaration (such as the merger, sale of assets, or liquidation of the DE Trust, and the conversion of shares of the DE Trust to “redeemable securities) or resolution of the Trustees.

Liability of Shareholders

Stockholders of the DE Corporation generally do not have personal liability for the DE Corporation’s obligations.

The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for profit corporations such as the DE Corporation. Consistent with the Delaware Act, the Declaration provides that (i) no shareholder of the DE Trust shall be subject in such capacity to any personal liability whatsoever to any person in connection with DE Trust or the acts, obligations or affairs of the DE Trust; and (ii) shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law.

Dividends and Distributions

The DE Corporation’s stockholders are entitled to share ratably when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, dividends payable either in cash, in property or in shares of capital stock.

Under the Declaration, the Trustees shall from time to time distribute ratably among the shareholders of any class of shares in accordance with the number of outstanding full and fractional shares, such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper or as may otherwise be determined in accordance with the Declaration. Dividends and distributions may be paid in cash or property or shares. The Board of Trustees may retain such amounts as they may deem necessary to pay the debts or expenses of the DE Trust or to meet obligations of the DE Trust, or as they otherwise may deem desirable to use in the conduct of its affairs.

Election of Trustees; Terms; Removal

Both the Certificate of the DE Corporation and the Declaration of the DE Trust provide for the election of Directors or Trustees, as the case may be, by a plurality of votes cast by stockholders/shareholders entitled to vote thereon. The Board of each of the DE Corporation and the DE Trust is divided into three classes, each of which holds office for a three year term. The term

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of office of directors/trustees are staggered so that one class shall expire at each annual meeting, and in all cases as to each director or trustee when such director’s/trustee’s successor shall be elected and shall qualify or upon such director’s or trustee’s earlier resignation, removal from office, death or incapacity. Under both the governing documents of the DE Corporation and the DE Trust, directors or trustees, as the case may be may be removed for cause only, and not without cause, and only by action taken by a majority of the other Directors or Trustees followed by the holders of at least sixty-six and two thirds percent (66 2/3%) of the shares then entitled to vote in an election of such director or trustee. Neither the DE Corporation nor the DE Trust provide cumulative voting rights for the election of directors/trustees.

Liability of Trustees and Officers; Indemnification

The Certificate provides that the Directors will not be liable to the DE Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. The Corp. By-laws provide that directors, officers, employees and agents, as well as persons serving as a director, officer, partner, trustee, member, manager, employee or agent of another enterprise at the DE Corporation’s request, will be indemnified, and may have their expenses of defense advanced, in each case to the full extent permitted under the DGCL.

Neither the Corp. By-laws or the Certificate permit indemnification for matters for which limitation or indemnification would be prohibited by the 1940 Act or any valid rule, regulation or order of the SEC thereunder.

Under the Declaration, no Trustee or officer of the DE Trust shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the DE Trust or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the DE Trust property for satisfaction of claims of any nature arising in connection with the affairs of the DE Trust. The Declaration also provides for the indemnification of each person who at any time serves as a Trustee or officer of the DE Trust (each such person being an “indemnitee”) against any liabilities and expenses incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting as a Trustee or officer of the DE Trust by reason of his having acted in any such capacity, except with respect to certain disabling conduct including (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.

Neither the Declaration or Trust By-laws or permit indemnification for matters for which limitation or indemnification would be prohibited by the 1940 Act or any valid rule, regulation or order of the SEC thereunder.

Preemptive, Dissenter’s and Other Rights

The Certificate provides that no holder of common stock shall have preemptive, redemption or conversion rights, or any sinking fund rights, except in each case pursuant to a written agreement between the Company and a holder of common stock.

The Declaration provides that the shares do not entitle the holder to redemption, preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

The DGCL generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or by-laws, unless a corporation's certificate of incorporation or by-laws requires a greater percentage. Under the Certificate and the Declaration, the affirmative vote of the holders of at least 66 2/3% of the shares of stock entitled to vote will be required to amend or repeal certain provisions of the Certificate, Corp. By-laws, Declaration and Trust By-laws including provisions with respect to the limitation of liability and indemnification of the directors and officers and certain changes to the By-Laws. In addition, the Certificate and Declaration permit the Board of Directors and Board of Trustees to amend or repeal the Corp. By-laws or Trust By-laws by a majority vote of the Board of Directors or Board of Trustees.

Inspection Rights

With respect to the DE Corporation, the DGCL provides that any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect

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for any proper purpose, and to make copies and extracts from the corporation’s stock ledger, a list of its stockholders, and its other books and records.

The Declaration provides that the Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the DE Trust or any of them shall be open to the inspection of the shareholders; and no shareholder shall have any right to inspect any account or book or document of the DE Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

Dissolution and Termination

The DGCL provides that the Directors may dissolve the DE Corporation with the approval of a resolution by the majority of the Board at any meeting called for that purpose. The approval of such resolution shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution, and the dissolution shall be approved if the resolution is adopted by the holders of a majority of the outstanding stock entitled to vote thereon. The DGCL further provides that dissolution of the DE Corporation may also be authorized without action of the Directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State.

Under the Declaration, the DE Trust may be dissolved upon approval of not less than a majority of the Trustees. The Declaration provides that when the DE Trust has dissolved the Trustees shall, among other things, proceed to wind up the affairs of the DE Trust, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business. After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining DE Trust property, in cash or in kind or partly each, among the shareholders according to their respective rights.

Derivative Actions

The DE Corporation’s Certificate does not specifically address derivative actions. However, the DGCL provides that in any derivative suit instituted by a stockholder of a corporation, it shall be averred in the complaint that the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. The Delaware Act provides that a shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction at issue, or (2) acquired the status of shareholder by operation of law or the DE Trust’s governing instrument from a person who was a shareholder at the time of the transaction at issue. Under the Delaware Act, a shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the DE Trust’s governing instruments.

The Required Vote.

A majority of the Company’s outstanding shares entitled to vote shall constitute a quorum for the consideration of this Proposal 2. In the event that a quorum is not present, or in the event that a quorum is present but sufficient votes to approve this proposal are not received, the chairman of the Annual Meeting may adjourn the Annual Meeting without notice other than announcement at the Annual Meeting. If a quorum is present, the affirmative vote of a majority of the Company’s outstanding shares entitled to vote at the Meeting is sufficient for the approval of Proposal 2. Abstentions and broker non-votes with respect to Proposal 2 will not be counted for or against Proposal 2, but will be counted for purposes of determining whether a quorum is present.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

*       *       *

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SUBMISSION OF STOCKHOLDER PROPOSALS

All proposals by stockholders of the Company that are intended to be presented at the Company’s next annual meeting of stockholders to be held in 2019 must be received by the Company for consideration for inclusion in the Company’s proxy statement relating to the meeting no later than 5:00 p.m. E.T., on December 31, 2018 and must satisfy the requirements of the federal securities laws including Rule 14a-8 under the 1934 Act.

Stockholders who do not wish to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the 2019 annual meeting of stockholders in accordance with Rule 14a-8 under the 1934 Act may submit a proposal for consideration at the 2019 annual meeting of stockholders in accordance with the By-laws of the Company. The Company’s By-laws currently require stockholders wishing to nominate Directors or propose other business to be brought before the Company’s 2019 annual meeting of stockholders to provide timely notice of the proposal in writing to the Secretary of the Company and, in the case of such other business, such other business must otherwise be a proper matter for action by the stockholders. To be considered timely, any such notice must be delivered to the principal executive office of StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor New York, NY 10019 not earlier than February 12, 2019, nor later than 5:00 p.m., E.T., on March 14, 2019. If such proposals are not “timely,” then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to such proxies to vote on such proposals at their discretion. Any such notice by a stockholder must set forth all information required by the Company’s By-laws with respect to each nominee or other matter the stockholder proposes to bring before an annual meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait Weller”) has been selected to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. The Company knows of no direct financial or material indirect financial interest of Tait Weller in the Company. A representative of Tait Weller will not be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are audit fees and tax fees billed to the Company by Tait Weller for professional services provided to the Company as the independent accounting firm for the fiscal years ended December 31, 2016 and 2017, respectively. All of the “audit-related fees” listed below for the fiscal year ended December 31, 2016 were paid to the Company’s prior independent accounting firm, representing fees for consents related to a Company filing in 2016.

	Audit Fees*	Audit-Related Fees*	Tax Fees**	All Other Fees***
2016	$45,000	$13,000	$3,000	$0
2017	$45,000	$0	$3,000	$0

* “Audit-Related Fees” include services related to consents, comfort letter and bring down letters in conjunction with the N-2 shelf filing in 2016.

** “Tax Fees” are those fees related to Tait Weller’s tax consulting services, including primarily the review of the Company’s income tax returns.

*** “All Other Fees” include the aggregate fees billed for products and services provided by Tait Weller, other than the reported services.

The Company’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Tait Weller to the Company, and all non-audit services to be provided by Tait Weller to the Company’s Advisor and any entity controlling, controlled by or under common control with the Company’s Advisor (“Affiliates”) that provides on-going services to the Company, if the engagement relates directly to the operations and financial reporting of the Company. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which Tait Weller billed the Company fees for the fiscal year ended December 31, 2017 were pre-approved by the Audit Committee as required.

Except for the Tax fees disclosed above, there were no non-audit fees billed by Tait Weller for services rendered to the Company and rendered to the Advisor or its affiliates that provide ongoing services to the Company for the fiscal year of the Company ended December 31, 2017.

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ADDITIONAL INFORMATION

Investment Advisor and Administrator

StoneCastle Asset Management LLC serves as the Company’s investment advisor (“Investment Advisor”). The principal executive office of the Advisor is 152 West 57th Street, 35th Floor, New York, NY 10019. The Investment Advisor is a Delaware LLC and is an investment adviser registered under the Investment Advisers Act of 1940.

The Bank of New York Mellon, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as administrator to the Company.

The Bank of New York Mellon, located at 2 Hanson Place, Brooklyn, New York 11217, serves as custodian to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Company’s Directors and executive officers, certain persons affiliated with the Company and persons who beneficially own more than 10% of a registered class of the Company’s securities to file reports of ownership and changes of ownership with the SEC, NASDAQOMX and the Company. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of such forms they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to the such reporting persons were complied with.

Broker Non-Vote and Abstentions

Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as Shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “FOR” a proposal and will have the effect of a vote against the election of the nominees named in this Proxy Statement.

Information About Attending the Meeting

Attendance at the Annual Meeting is limited to stockholders (or their authorized representatives) as of the Record Date. All attendees should pre-register and obtain an admission ticket. Pre-registration is intended to facilitate entry through security at the Annual Meeting. Valid, government-issued photographic identification is required to enter the meeting. Cameras, audio and video recorders and similar electronic recording devices will not be allowed in the meeting room. We will also request that all cellular phones, smartphones, tablets, pagers and laptops be turned off.

If you would like to attend the Annual Meeting, please follow the instructions below to pre-register by June 5, 2018.

Pre-Registration Instructions

If you are a registered stockholder (your shares are held in your name), you may pre-register and obtain an admission ticket by contacting us and providing your name as it appears on your stock ownership records and your mailing address. If a family member is attending with you, please indicate that when you pre-register.

If you are a beneficial owner (your shares are held through a broker or bank) you may pre-register and obtain an admission ticket by contacting us and providing your name and mailing address, and evidence of your stock ownership as of the Record Date. A copy of your brokerage or bank statement will suffice as evidence of ownership, or you can obtain a letter from your broker or bank. If a family member is attending with you, please indicate that when you pre-register.

If you are a stockholder as of the Record Date and intend to appoint an authorized representative to attend the meeting on your behalf, you may pre-register and obtain an admission ticket by submitting a request to us and providing: your name and mailing address, the name and mailing address of your authorized representative, evidence of stock ownership as of the Record Date, and a signed authorization appointing such individual to be your authorized representative at the meeting.

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To pre-register for the meeting and obtain an admission ticket, you can write to us at StoneCastle Financial Corp., Attn. Investor Relations, 152 West 57th Street, 35th Floor, New York, NY 10019, email us at IR@stonecastle-financial.com, or call us at (212)-354-6500.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Company does not intend to present any other business at the Annual Meeting, nor is the Company aware that any stockholder is entitled to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

VOTING RESULTS

The Company will advise its stockholders of the voting results of the matters voted upon at the Annual Meeting in its next Semi-Annual Report to stockholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Shares.

This Proxy Statement has been prepared for stockholders of the Company. The Company will mail one Proxy Statement to each stockholder address upon request. If you would like to obtain an additional paper copy of the Proxy Statement, please contact Broadridge at 1-800-579-1639 or write to StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more stockholders of the Company who share an address, unless the Company has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, stockholders should contact the Company at 1-347-887-0399 or write to StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

By Order of the Board of Directors

RACHEL SCHATTEN
Secretary of the Company

April 30, 2018

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
BETWEEN
STONECASTLE FINANCIAL CORP.
AND
STONECASTLE FINANCIAL COMPANY

This Agreement and Plan of Reorganization (“Agreement”) is made as of this ___ day of ______, 2018, by and between StoneCastle Financial Company, a Delaware statutory trust (“Trust”), and StoneCastle Financial Corp., a Delaware corporation (“Corporation”) (the Trust and the Corporation are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	PLAN OF REORGANIZATION.

a.             Upon satisfaction of the conditions precedent described in Section 3 hereof, the Corporation will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Corporation’s then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Corporation, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof) whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities of the Corporation to become the obligations and liabilities of the Trust; and (ii) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Trust, equal in number to the number of full and fractional shares of common stock, $.001 par value per share, of the Corporation outstanding immediately prior to the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Corporation shall distribute to its stockholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Corporation authorizing the transactions contemplated by this Agreement.

b.             In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each stockholder of the Corporation and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Trust equal to the number of full and fractional shares such stockholder holds in the Corporation at the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of the Trust will be carried to the fourth decimal place. At the start of regular trading on the NYSE on the Effective Date of the Reorganization, the net asset value per share of shares of the Trust shall be deemed to be the same as the net asset value per share of the common stock of the Corporation at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of the Corporation will be deemed to represent the same number of shares of the Trust. Simultaneously with the crediting of the shares of the Trust to the stockholders of record of the Corporation, the shares of common stock of the Corporation held by such stockholder shall be cancelled. Each stockholder of the Corporation will have the right to deliver their share certificates of the Corporation in exchange for share certificates of the Trust. However, a stockholder need not deliver such certificates to the Trust unless the stockholder so desires.

c.             As soon as practicable after the Effective Date of the Reorganization, the Corporation shall take all necessary steps under the laws of the State of Delaware to effect a complete dissolution of the Corporation.

d.             The expenses of entering into and carrying out the Agreement will be borne by the Corporation.

2.	CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Corporation’s assets to the Trust, in exchange for the assumption and payment, when due, by the Trust of the Corporation’s obligations and liabilities; and (ii) the

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issuance and delivery of the Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of stockholders of the Corporation at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree (“Effective Date of the Reorganization”).

3.	CONDITIONS PRECEDENT.

The obligations of the Corporation and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

a.            Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions and approvals from NASDAQ Global Select Market (“NASDAQ”) as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

b.            (i) an amendment to the Corporation’s Notification of Registration on Form N-8A (“Form N-8A”) filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to the Form N-8A as are determined by the trustees of the Trust (each, a “Trustee”) to be necessary and appropriate as a result of the transactions contemplated by this Agreement, shall have been filed with the Commission; (ii) the Trust shall have expressly adopted as its own such Form N-8A, as so amended, for purposes of the 1940 Act; (iii) a registration statement on Form 8-A (“8-A Registration Statement”) under the Securities Exchange Act of 1934, as amended, shall have been filed with the Commission and NASDAQ by the Trust; (iv) a listing application shall have been filed with NASDAQ by the Trust; and (v) the 8-A Registration Statement filed with the Commission relating to the Trust shall have become effective, and no stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

c.            Each party shall have received an opinion of Pepper Hamilton LLP to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Pepper Hamilton LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Corporation, the Trust or the stockholders of the Corporation or the Trust;

d.            The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Corporation are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

e.            This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors of the Corporation and the stockholders of the Corporation;

f.            The stockholders of the Corporation shall have voted to direct the Corporation to vote, and the Corporation shall have voted, as sole stockholder of the Trust, to:

i.              Elect as Trustees of the Trust the following individuals: Nominees to serve as Class I Trustees until the 2020 Annual Meeting of Stockholders—Mr. George Shilowitz and Ms. Clara Miller; Nominees to serve as Class II Trustees until the 2021 Annual Meeting of Stockholders— Messrs. Emil Henry and Joshua Siegel; and Nominee to serve as Class III Trustees until the 2019 Annual Meeting of Stockholders—Mr. Alan Ginsburg; and

ii.             Approve a Management Agreement between StoneCastle Asset Management LLC (“SAM”) and the Trust, which is substantially identical to the then-current Management Agreement between SAM and the Corporation;

g.            The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions:

i.              Approval of the Management Agreement described in paragraph (h)(2) of this Section 3 hereof for the Trust;

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ii.             Approval of the assignment of the following agreements or the approval of substantially identical agreements:

(1)       Transfer Agency and Services Agreement, by and between the Corporation and Computershare Trust Company, N.A., dated as of September 9, 2013.

(2)       Fund Administration and Accounting Agreement, by and between the Corporation and The Bank of New York Mellon, dated as of October 1, 2013.

(3)       Custody Agreement, by and between the Corporation and The Bank of New York Mellon, dated as of November 5, 2013.

(4)       Fee Waiver Agreement, by and between the Corporation and the Advisor, dated as of dated October 1, 2014.

iii.            Selection of Tait, Weller & Baker, LLP as the Trust’s independent auditors for the fiscal year ending December 31, 2018;

iv.           Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of the Trust to the Corporation in consideration for the payment of $1.00 for the purpose of enabling the Corporation to vote on the matters referred to in paragraph (f) of this Section 3 hereof;

v.             Submission of the matters referred to in paragraph (f) of this Section 3 to the Corporation as sole stockholder of the Trust; and

vi.           Authorization of the issuance and delivery by the Trust of its shares on the Effective Date of the Reorganization and the assumption by the Trust of the obligations and liabilities of the Corporation in exchange for the assets of the Corporation pursuant to the terms and provisions of this Agreement.

h.             At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors of the Corporation, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the stockholders of the Corporation under this Agreement.

4.	DISSOLUTION OF THE FUND.

Promptly following the Closing, the officers of the Corporation shall take all steps necessary under the laws of the State of Delaware to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Delaware, and filing for record with the State of Delaware a Certificate of Dissolution.

5.	TERMINATION.

The Board of Directors of the Corporation may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the stockholders of the Corporation, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.	ENTIRE AGREEMENT.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

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7.	FURTHER ASSURANCES.

The Corporation and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.       COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.       GOVERNING LAW.

This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Trust and the Corporation have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

STONECASTLE FINANCIAL CORP.
(a Delaware corporation)

Name:
Title:

STONECASTLE FINANCIAL COMPANY (a Delaware statutory trust)

Name:
Title:

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Appendix B

STONECASTLE FINANCIAL COMPANY

AGREEMENT AND DECLARATION OF TRUST

AGREEMENT AND DECLARATION OF TRUST made as of [DAY] day of [MONTH], 2018, by the Trustees hereunder, and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

WHEREAS, this Trust has been formed to carry on business as set forth more particularly hereinafter;

WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust created by this Declaration and the Certificate of Trust filed with the Secretary of State of the State of Delaware on [DATE] shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration shall constitute the governing instrument of such statutory trust.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

Article I

The Trust

1.1.        Name.  This Trust shall be known as “STONECASTLE FINANCIAL COMPANY” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine.

1.2.        Definitions. As used in this Declaration, the following terms shall have the following meanings:

The “1933 Act” refers to the Securities Act of 1933 and the rules and regulations promulgated thereunder and applicable exemptions therefrom covering the Trust and its affiliated persons, as amended from time to time.

The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.

“By-Laws” shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Commission” shall mean the Securities and Exchange Commission.

“Declaration” shall mean this Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time.

“Delaware Statutory Trust Statute” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del. C. §§3801, et. seq., as such Act may be amended from time to time.

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“Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C. 100, et. seq., as amended from time to time.

“Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Prospectus or contained in any current Registration Statement of the Trust filed with the Commission and designated as fundamental policies therein, as they may be amended from time to time in accordance with the requirements of the 1940 Act.

“Majority Shareholder Vote” shall mean a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust with each class and series of Shares voting together as a single class, except to the extent otherwise required by the 1940 Act or this Declaration with respect to any one or more classes or series of Shares, in which case the applicable proportion of such classes or series of Shares voting as a separate class or series, as the case may be, also will be required.

“Person” shall mean and include natural persons, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Prospectus” shall mean the Prospectus of the Trust, if any, as in effect from time to time under the 1933 Act.

“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.

“Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. In addition, Shares also means any preferred shares or preferred units of beneficial interest which may be issued from time to time, as described herein. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require.

“Trust” shall mean the trust established by this Declaration, as amended from time to time, inclusive of each such amendment.

“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

“Trustees” shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as Trustees in accordance with the provisions hereof and are then in office.

Article II

Trustees

2.1.          Number and Qualification.   Prior to the public offering of Shares there may be a sole Trustee. Thereafter, the number of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Trustees then in office, provided, however, that the number of Trustees shall in no event be less than one (1). The Board of Trustees is expressly authorized to establish, increase or reduce (but not below one) the number of Trustees in accordance with the Trust’s By-Laws without the consent of the shareholders and to allocate such number of Trustees among the classes as evenly as practicable. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. Trustees need not own Shares and may succeed themselves in office.

2.2.          Term and Election.  The Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Trustees constituting the entire Board of Trustees. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire at the annual meeting of Shareholders held in the fiscal year ended December 31, 2020 or special meeting in lieu thereof. The term of office of the second class shall expire at the annual meeting of Shareholders held in the fiscal year ended December 31, 2021 or special meeting in

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lieu thereof. The term of office of the third class shall expire at the annual meeting of Shareholders held in the fiscal year ended December 31, 2019 or special meeting in lieu thereof. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 of this Article, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified or until his or her earlier death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. Subject to the rights of the holders of any series of preferred shares of the Company, Trustees shall be elected by a plurality of the votes cast at a meeting of shareholders by the shareholders entitled to vote in the election.

2.3.          Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairman, if any, the Chief Executive Officer or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed from office at any time, but only for cause, at a meeting called for that purpose, by the affirmative vote of the holders of a majority of the Shares then outstanding and entitled to vote in the election of Trustees, voting together as a single class. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares of the Shares entitled to vote generally in the election of directors, voting together as a single class shall be required to amend in any respect or repeal this Section 2.3.

2.4.          Vacancies. Subject to the applicable requirements of the 1940 Act, and the rights of the holders of any series of preferred shares, and unless the Board of Trustees otherwise determines, all vacancies on the Board of Trustees and newly created Trusteeships resulting from any increase in the authorized number of Trustees shall be filled exclusively by the vote of a majority of the Trustees then in office, even if less than a quorum or by a sole remaining Trustee, and shall not be filled by the shareholders. Any Trustee so appointed shall serve for the remainder of the full term of the Trusteeship in which such vacancy occurred, or of the class of Trusteeship in which such new Trusteeship was created. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

2.5.          Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, or the Chief Executive Officer or any two Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or in writing not less than 24 hours before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.

Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act. For any committee of the Trustees comprised of one Trustee, a quorum shall be one.

All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the

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meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting except as otherwise provided by the 1940 Act.

2.6.         Trustee Action by Written Consent. Except as otherwise required by the 1940 Act, any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

2.7.         Officers and Chairman. The Trustees shall elect a Chairman, a Chief Executive Officer, a Chief Financial Officer, a President, and a Secretary who shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chairman or Chief Executive Officer to appoint such other officers or agents with such other titles and powers as the Trustees may deem to be advisable. A Chairman shall, and the Chief Executive Officer, Chief Financial Officer, President, and Secretary may, but need not, be a Trustee.

Article III

Powers and Duties of Trustees

3.1.         General. The Trustees shall owe to the Trust and its Shareholders the same fiduciary duties as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have the power to engage in any activity not prohibited by Delaware law. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

3.2.         Investments. The Trustees shall have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust to:

(a)                manage, conduct, operate and carry on the business of an investment company;

(b)               subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

3.3.          Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

3.4.          Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property whether capital or surplus or otherwise, to the full extent now or hereafter permitted corporations formed under the Delaware General Corporation Law.

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3.5.          Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law, regulation or order and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

3.6.          Delegation; Committees. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things, including any matters set forth in this Declaration, and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient. The Trustees may designate one or more committees which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.

3.7.          Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments. Except to the extent required for a corporation formed under the Delaware General Corporation Law, the Shareholders shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders.

3.8.          Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or appropriate to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder to pay directly, in advance or arrears, for charges of distribution, of the custodian or transfer, Shareholder servicing or similar agent, a pro rata amount as defined from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends or distributions owed such Shareholder and/or by reducing the number of shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

3.9.          By-Laws. The Board of Trustees is expressly empowered to adopt, amend or repeal the By-laws of the Trust. Such By-Laws shall be binding on the Trust and the Shareholders unless inconsistent with the provisions of this Declaration. The shareholders shall have the right to adopt, amend or repeal the By-Laws of the Trust by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding Shares entitled to vote generally in the election of directors, voting together as a single class. The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding Shares entitled to vote generally in the election of Trustees, voting together as a single class, shall be required to amend in any respect or repeal this Section 3.9.

3.10.        Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; and (i) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

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3.11.        Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with the Trust Property.

Article IV

Advisory, Management and Distribution Arrangements

4.1.          Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees). Any such investment transaction shall be deemed to have been authorized by all of the Trustees.

4.2.          Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters and/or placement agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust.

4.3.          Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article VII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.3.

Article V

Limitations of Liability and Indemnification

5.1.          No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in

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connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2.         Mandatory Indemnification.

(a)                The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)              Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination: by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or; in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither ‘Interested Persons of the Trust nor parties to the proceeding (‘‘Disinterested Non-Party Trustees’’), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)               The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)              The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

(e)               Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

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5.3.          No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4.          No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5.          Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Article VI

Shares of Beneficial Interest

6.1.          Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into an unlimited number of transferable shares of beneficial interest, no par value per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and, except as provided in the last sentence of Section 3.8, nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

6.2.          Other Securities. The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by a rating agency or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

6.3.          Classes and Series. The Trustees shall have the authority, without the approval of the holders of any Shares of the Trust, to classify and reclassify issued and unissued Shares into one or more classes and one or more series of any or all of such classes, each of which classes and series thereof shall have such designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions as the Trustees shall determine from time to time with respect to each such class or series; provided, however, that no reclassification of any issued and outstanding Shares and no modifications of any of the designations, powers, preferences, voting, conversion or other rights, limitations, qualifications and terms and conditions of any issued and outstanding Shares may be made by the Trustees without the affirmative vote of the holders of Shares specified in Section 11.3(b) to the extent required thereby. The initial class of Shares of the Trust shall be designated as “Common Shares”, subject to redesignation as aforesaid. To the extent expressly determined by the Trustees as aforesaid, all consideration received by the Trust for the issue or sale of Shares of a class, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to such class subject only to the rights of the creditors, and all liabilities allocable to such class shall be charged thereto.

6.4.          Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth.

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The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, as provided in the last sentence of Section 3.8, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified in this Section 6.4, in Section 11.4 or as specified by the Trustees when creating the Shares, as in preferred shares).

6.5.          Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

6.6.          Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or l/l,000ths of a Share or multiples thereof as the Trustees may determine.

6.7.          Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.

6.8.          Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

6.9.          Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer. Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

6.10.        Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.

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Article VII

Custodians

7.1.         Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including without limitation authority:

(a)               to hold the securities owned by the Trust and deliver the same upon written order;

(b)               to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

(c)               to disburse such funds upon orders or vouchers;

(d)               if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(e)               if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

7.2.         Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

Article VIII

Redemption

8.1.         Redemptions. The Shares of the Trust are not redeemable by the holders.

8.2.         Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

Article IX

Determination of Net Asset Value; Net Income; Distributions

9.1.         Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus or as may otherwise be

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determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees and shall be as generally set forth in the Prospectus or as may otherwise be determined by the Trustees.

9.2.         Distributions to Shareholders.

(a)                The Trustees shall from time to time distribute ratably among the Shareholders of any class of Shares, or any series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper or as may otherwise be determined in accordance with this Declaration. Any such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof) or Shares of any class or series or any combination thereof, and the Trustees may distribute ratably among the Shareholders of any class of shares or series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, additional Shares of any class or series in such manner, at such times, and on such terms as the Trustees may deem proper or as may otherwise be determined in accordance with this Declaration.

(b)               Distributions pursuant to this Section 9.2 may be among the Shareholders of record of the applicable class or series of Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify.

(c)                The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

(d)               Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

9.3.         Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article IX, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

Article X

Shareholders

10.1.       Meetings of Shareholders. The Trust shall hold annual meetings of the Shareholders (provided that the Trust’s initial annual meeting of Shareholders may occur up to one year after the completion of its initial fiscal year). A special meeting of Shareholders may be called at any time only by the Chairman of the Board, or the Chief Executive Officer or by a resolution adopted by a majority of the Board of Trustees. Any shareholder meeting, including a Special Meeting, shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.

10.2.       Voting. Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law including the 1940 Act, this Declaration or resolution of the Trustees. This Declaration expressly provides that no matter for which voting is required by the Delaware Statutory Trust Statute in the absence of the contrary provision in the Declaration shall require any vote. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. There shall be no cumulative voting in the election or removal of Trustees.

10.3.       Notice of Meeting and Record Date. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder of record entitled to vote thereat at its

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registered address, mailed at least 10 days and not more than 120 days before the commencement of the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than 120 nor less than 10 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.

10.4.       Quorum and Required Vote.

(a)                The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.

(b)               Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter, and (ii) where a separate vote of one or more classes or series of Shares is required on any matter, the affirmative vote of a majority of the Shares of such class or series of Shares present in person or represented by proxy at the meeting shall be the act of the Shareholders of such class or series with respect to such matter.

10.5.       Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of three years from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

10.6.       Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing financial statements of the Trust prepared in conformity with generally accepted accounting principles and applicable law.

10.7.       Inspection of Records.  The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the Shareholders.

10.8.       No Shareholder Action by Written Consent. Notwithstanding anything contained in this Declaration of Trust to the contrary, upon and following the closing of the initial public offering of the Shares, any action required or permitted to be taken by the Shareholders must be effected at a duly called annual or special meeting of such holders and may not be effected by written consent of the Shareholders.

Article XI

Duration; Termination of Trust; Amendment; Mergers, Etc.

11.1.       Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall have perpetual existence.

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11.2.       Termination.

(a)               The Trust may be dissolved only upon approval of not less than a majority of the Trustees. Upon the dissolution of the Trust:

(i)                 The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii)               The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders with the same vote as required to open-end the Trust.

(iii)             After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

(b)               After the winding up and termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees or an authorized officer of the Trust shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

(c)                The Trustees may, to the extent they deem appropriate, adopt a plan of liquidation at any time preceding the anticipated termination date, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Trust’s existence under this Article XI. Shareholders of the Trust shall not be entitled to vote on the adoption of any such plan or the termination of the Trust’s existence under this Article XI.

11.3.       Amendment Procedure.

(a)                Except as provided in subsection (b) of this Section 11.3, this Declaration may be amended, after a majority of the Trustees have approved a resolution therefor, by the affirmative vote required by Section 10.4 of this Declaration. The Trustees may also amend this Declaration without any vote of Shareholders of any class or series to divide the Shares of the Trust into one or more classes or additional classes, or one or more series of any such class or classes, to determine the rights, powers, preferences, limitations and restrictions of any class or series of Shares, to change the name of the Trust or any class or series of Shares, to make any change that does not adversely affect the relative rights or preferences of any Shareholder, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal laws or regulations including pursuant to Section 6.2 or the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.

(b)                No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 3.9, Section 5.1, Section 5.2, Section 11.2(a), this Section 11.3, Section 11.4, or Section 11.6 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Shares of each affected class or series outstanding, voting as separate classes or series. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

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(c)                An amendment duly adopted by the requisite vote of the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.

Notwithstanding any other provision hereof, until such time as a Registration Statement under the 1933 Act, covering the first public offering of Shares of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

11.4.       Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Board of Trustees and approved by a Majority Shareholder Vote and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.

11.5.       Subsidiaries. Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over any or all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

11.6.       Conversion. Notwithstanding any other provisions of this Declaration or the By-Laws of the Trust, the approval of a majority of the Trustees then in office followed by the approval by a Majority Shareholder Vote of each affected class or series outstanding, voting as separate classes or series, shall be required to approve, adopt or authorize an amendment to this Declaration that makes the Shares a ‘‘redeemable security’’ as that term is defined in the 1940 Act. Upon the adoption of a proposal to convert the Trust from a ‘‘closed-end company’’ to an ‘‘open-end company’’ as those terms are defined by the 1940 Act and the necessary amendments to this Declaration to permit such a conversion of the Trust’s outstanding Shares entitled to vote, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an ‘‘open-end’’ investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

Article XII

Miscellaneous

12.1.       Filing.

(a)                This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

(b)               The Trustees hereby authorize and direct a Certificate of Trust, in the form attached hereto as Exhibit A, to be executed and filed with the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Statutory Trust Act.

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12.2.        Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be____________. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the State.

12.3.        Governing Law. This Declaration is executed by the Trustees and delivered in the State of Delaware and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to laws of said State and reference shall be specifically made to the Delaware General Corporation Law as to the construction of matters not specifically covered herein or as to which an ambiguity exists, although such law shall not be viewed as limiting the powers otherwise granted to the Trustees hereunder and any ambiguity shall be viewed in favor of such powers. All disputes arising under this Declaration shall be brought in the Delaware Court of Chancery unless otherwise required by the 1940 Act.

12.4.        Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

12.5.        Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

12.6.       Provisions in Conflict with Law or Regulation.

(a)                The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)               If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

[Name]
Sole Trustee

[Signature Page to Agreement and Declaration of Trust]

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StoneCastle
FINANCIAL CORP.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposal — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposal 2.

1. Election of Director:

	For	Withhold		For	Withhold
01 - Emil Henry	☐	☐	02 - Joshua Siegel	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02T76B

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — STONECASTLE FINANCIAL CORP.

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of common stock of StoneCastle Financial Corp., a Delaware corporation (the "Company"), hereby appoints Joshua Siegel, Patrick Farrell and Rachel Schatten proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting to be held at NASDAQ MarketSite, 4 Times Square, New York, New York 10036 at 2:30 p.m. ET, on June 12, 2018, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said proxies to vote said shares of common stock as indicated hereon. The validity of this proxy is governed by Delaware law. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES AND FOR PROPOSAL 2.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.